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                                                                EXHIBIT 10.8


                           KOFAX IMAGE PRODUCTS, INC.
                           1997 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS
                             ----------------------


         THIS 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan") is hereby established by KOFAX IMAGE PRODUCTS, INC., a Delaware corporation (the "Company"), approved by the Company's Board of Directors this ____ day of __________, 1997, and effective as of , 1997 (the "Effective Date").


                                    ARTICLE I
                                     PURPOSE
                                     -------

         1.1 PURPOSE. The Kofax Image Products, Inc. 1997 Stock Option Plan for Non-Employee Directors is intended to provide incentive to directors of the Company who are not employees of the Company, or a parent or subsidiary corporation, to encourage such directors to acquire a proprietary interest in the Company and to continue their association with the Company.


                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

         2.1 ANNUAL MEETING. "Annual Meeting" means the Company's Annual Meeting of Stockholders held at a time and date designated by the Board of Directors, or any postponement or adjournment thereof.

         2.2 BOARD. "Board" means the Board of Directors of the Company.

         2.3 CODE. "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 COMPANY. "Company" means Kofax Image Products, Inc., and its majority-owned subsidiaries and wholly-owned subsidiaries of its majority-owned subsidiaries, as well as any parent corporation of Kofax Image Products, Inc.

         2.5 COMPANY STOCK. "Company Stock" means shares of the common stock of the Company.

         2.6 DISABILITY. "Disability" means the condition, as determined by the Company, of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months. The Company's determination of Disability or the absence thereof shall be conclusive and binding on all interested parties.



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         2.7 EXERCISE PRICE. "Exercise Price" means the price per share of
Company Stock at which an Option may be exercised.

         2.8 FAIR MARKET VALUE. "Fair Market Value" means the value of one share of Company Stock, determined as follows:

             (a) If the Company Stock is not listed or admitted to trading on a stock exchange or the NASDAQ National Market System, the last sale price of the Company Stock in the over-the-counter market on the date of valuation; or

             (b) If the Company Stock is then listed or admitted to trading on any stock exchange or the NASDAQ National Market System, the closing sale price on the date of valuation on the principal stock exchange on which the Company Stock is then listed or admitted to trading.

         If no closing sale price is quoted on such day, or if no sale takes place on such day on such principal exchange or the NASDAQ National Market System, as the case may be, then the closing sale price on the over-the-counter market or the closing sale price of the Company Stock on such exchange or the NASDAQ National Market System on the next preceding day on which a sale occurred or closing sale price was reported, as the case may be, shall be the Fair Market Value. During such times as there is not a market price available, the Fair Market Value shall be determined by the Company in good faith, which determination shall be conclusive and binding on all interested parties.

         2.9 OPTION. "Option" means any stock option granted pursuant to the Plan.

         2.10 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to which an Option or Options are granted under the Plan.

         2.11 OPTIONEE. "Optionee" means a Participant who has received an Option.

         2.12 PARTICIPANT. "Participant" means a member of the Board who is neither an employee (within the meaning of Code Section 3401 and the regulations thereunder) of the Company nor a prepaid consultant of the Company.

         2.13 PLAN. "Plan" means Kofax Image Products, Inc. 1997 Stock Option Plan for Non-Employee Directors.

         2.14 PURCHASE PRICE. "Purchase Price" means the Exercise Price times the number of whole shares of Company Stock with respect to which an Option is exercised.



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                                   ARTICLE III
                                   ELIGIBILITY
                                   -----------

         3.1 ELIGIBILITY. The persons who shall be eligible to receive Options under the Plan shall be all directors of the Company who are neither employees nor paid consultants of the Company or any parent or subsidiary corporation of the Company.


                                   ARTICLE IV
                       ADOPTION AND EFFECTIVE DATE OF PLAN
                       -----------------------------------

         4.1 EFFECTIVE DATE. The Plan shall be effective on the Effective Date, subject to approval of the stockholders of the Company, and shall terminate ten years after such Effective Date. Notwithstanding the above, the Plan shall become effective without approval of the stockholders of the Company on:

             (a) The date on which any "person" or "group" of "persons" (as the terms "person" and "group" are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 and the rules thereunder), acquires beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities of the Company (whether by purchase or acquisition of such securities or voting rights with respect thereto, or by agreement to act in concert with respect to the voting of such securities or otherwise); or

             (b) The date on which a majority of the Board of Directors of the Company shall be comprised of persons who were not elected to such office as part of the "Company Nominated Slate" of directors (i.e., the slate of nominees proposed by the Board of Directors in office immediately prior to the election or other change in directors).


                                    ARTICLE V
                                  COMPANY STOCK
                                  -------------

         5.1 GRANT OF COMPANY STOCK. The stock subject to Options granted under the Plan shall be shares of the Company's authorized but unissued or reacquired Company Stock. The aggregate number of shares which may be issued under Options exercised under the Plan shall not exceed ___________ shares. The number of shares subject to Options outstanding under the Plan at any time may not exceed the number of shares remaining available for issuance under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan. The limitations established by this Section shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Article IX.




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                                   ARTICLE VI
                        TIMING AND SIZE OF OPTION GRANTS
                        --------------------------------

         6.1 INITIAL GRANT OF OPTIONS. Each director Participant in service as of August 31, 1997 shall be granted an option as of such date covering ___________ shares of the Company Stock ("Options"). Options shall vest and become exercisable at the rate of 25% for each full twelve calendar month period, commencing on the date of grant and continuing thereafter for so long as the Participant continues as a director.

         6.2 SUBSEQUENT GRANTS OF OPTIONS. Each director Participant who does not qualify for the grant of an Option under Section 6.1 above shall be granted an Option covering _______ shares of the Company's stock as of the date such person becomes a director. In addition, each director Participant who has received Options hereunder, whether pursuant to the preceding sentence or
Section 6.1 hereof, shall receive an additional Option covering _________ shares as of the date the Option previously granted to such director becomes fully vested (other than accelerated vesting as provided in Section 9.2 hereof), provided that as of such date (i) this Plan shall remain in effect, and (ii) such person is a qualifying Participant hereunder. All Options granted hereunder shall vest and become exercisable at the rate of 25% for each twelve calendar months as a director, commencing on the date of grant (each Participant shall be 25% vested twelve months following the grant as long as the Participant continues as a director).


                                   ARTICLE VII
                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------

         7.1 EXERCISE OF OPTION. Any Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form as the Company shall from time to time determine, which Option Agreement shall comply with and be subject to the terms and conditions of this Article. Any Optionee may exercise any vested Option by executing and delivering to the Chief Financial Officer of the Company the Notice of Exercise of Stock Option.

         7.2 OPTIONEE'S AGREEMENT. Each Optionee shall agree to remain a director and to render to the Company his or her services for the remainder of the term for which he or she was elected or hired, but such agreement shall not impose upon the Company any obligation to retain the Optionee as a director for any period.

         7.3 NUMBER OF SHARES. Each Option Agreement shall state the number of shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Article IX.

         7.4 EXERCISE PRICE. Each Option shall state the Exercise Price, which price shall be 100% of the Fair Market Value on the date of grant of the Option.

         7.5 MEDIUM AND TIME OF PAYMENT. The Purchase Price shall be payable in full upon the exercise of the Option. The Purchase Price may be paid in cash, by check, or, with the consent of the Company, by delivery of Company Stock of the Company owned by Optionee. No share of



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Company Stock shall be issued upon the exercise of an Option until full payment therefor has been made.

         7.6 WITHHOLDING TAXES. In the event the Company determines that it is required to withhold state or federal income tax or FICA tax as a result of the exercise of any Option, it may require the Optionee to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements as a condition to the exercise of the Option, including the cancellation of a portion of the Option.

         7.7 TERM AND EXERCISE OF OPTIONS. Each Option Agreement shall state the time or times when the Option so evidenced becomes exercisable. Except as provided in Section 6.1 with respect to initial grants, Options shall vest and become exercisable at the rate of 25% of the shares covered thereby per each twelve consecutive calendar month period during which the Participant continues as a director, commencing on the date of grant and continuing through the fourth anniversary of the date of grant. All Options under this Plan expire not later than the tenth anniversary of the date of grant.

         7.8 TERMINATION OF STATUS AS DIRECTOR. In the event that an Optionee shall cease to be a director of the Company for any reason, including death or Disability, such Optionee or his or her heirs and personal representatives, as the case may be, shall have the right to exercise his or her Options at any time within six months after such termination to the extent that, at the date of such termination, the Optionee's right to exercise such Options had vested pursuant to the terms hereof and of the Option Agreement and had not previously been exercised. An Optionee's right to exercise the then unvested portion of Options shall terminate as of the date of termination of the Optionee's status as a director.

         7.9 NONTRANSFERABILITY OF OPTIONS. During the lifetime of an Optionee, his or her Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

         7.10 RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article IX.

         7.11 REGISTRATION RIGHTS. An Option may provide for the right of an Optionee to require the Company to register the shares issuable on exercise of an Option and the right to include such shares in other registrations of the Company.

         7.12 OTHER PROVISIONS. An Option Agreement authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option.




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         7.13 USE OF EXERCISE PROCEEDS. The proceeds received by the Company from the sale of Company Stock pursuant to the exercise of Options will be used for general corporate purposes.


                                  ARTICLE VIII
                                 ADMINISTRATION
                                 --------------

         8.1 PLAN ADMINISTRATION.

             (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Company. The Company shall have all powers necessary to supervise the administration of the Plan and control its operations.

             (b) In addition to any powers and authority conferred on the Company elsewhere in the Plan or by law, the Company shall have the following powers and authority:

                 (i) To designate agents to carry out responsibilities relating to the Plan;

                 (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

                 (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

                 (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

             (c) Any action taken in good faith by the Company in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Company shall be absolute.

         8.2 LIMITATION ON LIABILITY. No Employee of the Company or member of the Board of Directors for the Company shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board of Directors, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.



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                                   ARTICLE IX
                          CHANGES IN CAPITAL STRUCTURE
                          ----------------------------

         9.1 CHANGES IN CAPITALIZATION OF THE COMPANY. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under option or which have been returned to the Plan upon the cancellation of an option, as well as the option price per share of Company Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to option.

         9.2 MERGER OF COMPANY. In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity pursuant to which the ownership of the outstanding voting capital stock shall change by at least fifty percent), the Plan and any unexercised Options granted under the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of options theretofore granted, or the substitution for such options of new options covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the options theretofore granted or the new options substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of options theretofore granted or the substitution for such options of new options covering the shares of a successor corporation, then the Company shall cause written notice of the proposed transaction to be given to the persons holding Options not less than 10 days prior to the anticipated effective date of the proposed transaction, and all Options shall be accelerated and, prior to the effective date of the proposed transaction, each Optionee shall have the right to exercise all Options held by him or her in respect of any or all shares of Company Stock then subject thereto.

         9.3 LIMITATION ON OPTION. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.




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                                    ARTICLE X
                           SECURITIES LAW REQUIREMENTS
                           ---------------------------

         10.1 SECURITIES LAWS COMPLIANCE. Notwithstanding any other provisions of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of any Option prior to fulfillment of all of the following conditions:

             (a) The listing or approval for listing upon notice of issuance of such shares on any securities exchange as may at the time be the market for the Company Stock;

             (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Company shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

             (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.


                                   ARTICLE XI
                              MISCELLANEOUS MATTERS
                              ---------------------

         11.1 AMENDMENT AND TERMINATION. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Notwithstanding the foregoing, no such amendment or termination shall affect options previously granted, nor may an amendment make any change in any option previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:

             (a) Increase the number of shares of Company Stock that may be issued under the Plan;

             (b) Decrease the price at which Options may be granted;

             (c) Amend this Section to defeat its purpose; or

             (d) Amend the Plan more often than once in any six month period.

         11.2 STOCKHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote or written consent of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon, within twelve months before or after the date the Plan is adopted by the Board.



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         11.3 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect.

         11.4 NO ENLARGEMENT OF DIRECTOR RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Optionee or to be consideration for, or an inducement to, or a condition of, the employment of any Optionee. Nothing contained in the Plan shall be deemed to give the right to any Optionee to be retained as a director of the Company or to interfere with the right of the Company to discharge any Optionee at any time.

         11.5 GOVERNING LAW. To the extent not preempted by federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.




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